As filed with the Securities and Exchange Commission on April 30, 2010
                                                Securities Act File No. 33-01719
                                       Investment Company Act File No. 811-04494


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


     Pre-Effective Amendment No.                                             [ ]
                                ----
     Post-Effective Amendment No. 30                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No.                32                                         [X]


                             THE GABELLI ASSET FUND
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

Bruce N. Alpert                         Richard T. Prins, Esq.
The Gabelli Asset Fund                  Skadden, Arps, Slate, Meagher & Flom LLP
One Corporate Center                    Four Times Square, 30th Floor
Rye, New York 10580-1422                New York, New York 10036

It is proposed that this filing will become effective (check appropriate box):


     [ ]  immediately upon filing pursuant to paragraph (b); or

     [X]  on April 30, 2010 pursuant to paragraph (b); or

     [ ]  60 days after filing pursuant to paragraph (a)(1); or

     [ ]  on [____] pursuant to paragraph (a)(1); or

     [ ]  75 days after filing pursuant to paragraph (a)(2); or

     [ ]  on [____] pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE GABELLI ASSET FUND (THE "FUND")

CLASS   TICKER SYMBOL
-----   -------------
AAA     GABAX


PROSPECTUS
APRIL 30, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com




                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY ...................................................................    2
INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES,
   AND RELATED RISKS ......................................................    5
MANAGEMENT OF THE FUND ....................................................    7
INDEX DESCRIPTION .........................................................    8
PURCHASE OF SHARES ........................................................    8
REDEMPTION OF SHARES ......................................................   10
EXCHANGE OF SHARES ........................................................   13
PRICING OF FUND SHARES ....................................................   13
DIVIDENDS AND DISTRIBUTIONS ...............................................   14
TAX INFORMATION ...........................................................   15
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ...................................   15
FINANCIAL HIGHLIGHTS ......................................................   16

                                     SUMMARY

                              INVESTMENT OBJECTIVES

The Fund primarily seeks to provide growth of capital. The Fund's secondary goal is to provide current income.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


SHAREHOLDER FEES: (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price) ......................................................   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ..................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
   percentage of amount invested) .......................................   None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days
   or less) payable to the Fund .........................................   2.00%
Exchange Fee ............................................................   None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees .........................................................   1.00%
Distribution and Service (Rule 12b-1) Fees ..............................   0.25%
Other Expenses ..........................................................   0.15%
                                                                            ----
Total Annual Fund Operating Expenses ....................................   1.40%
                                                                            ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $143      $443      $766     $1,680


                               PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES


The Fund will primarily invest in common stocks and preferred stocks. In making stock selections, the Fund strives to earn a 10% real rate of return. The Fund may also invest in foreign securities. The Fund focuses on companies which appear underpriced relative to their private market value ("PMV"). PMV is the value the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes informed investors would be willing to pay for a company.

Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio manager will invest in companies that, in the public market, are selling at a significant discount to the portfolio manager's assessment of their PMV. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager also considers changes in economic and political outlooks as well as individual corporate developments. The portfolio manager will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio manager. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.


The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock and preferred stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price. For additional information about selection of investments suitable for the Fund, see pages 5 and 6.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     - you believe that the market will favor value over growth stocks over the long term

     - you wish to include a value strategy as a portion of your overall investments

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. Foreign securities are subject to currency, information, and political risks. The Fund is subject to the risk that the portfolio securities' PMVs may never be realized by the market, or that the portfolio securities' prices decline. The Fund is also subject to the risk that the portfolio manager's assessment of the values of the securities the Fund holds may be incorrect, which may result in a decline in the value of Fund shares.

Investing in the Fund involves the following risks:

     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the portfolio manager is incorrect in his assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.

                             THE GABELLI ASSET FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                                   (BAR CHART)

2000    -2.4%
2001     0.2%
2002   -14.3%
2003    30.6%
2004    16.5%
2005     4.4%
2006    21.8%
2007    11.8%
2008   -37.2%
2009    30.5%



During the years shown in the bar chart, the highest return for a quarter was 19.1% (quarter ended June 30, 2009) and the lowest return for a quarter was (21.7)% (quarter ended December 31, 2008).



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE YEARS ENDED DECEMBER 31, 2009)               PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
---------------------------------------               -------------   ---------------   --------------
The Gabelli Asset Fund Class AAA Share:
   Return Before Taxes.............................       30.54%           3.13%             4.05%
   Return After Taxes on Distributions.............       30.41%           2.57%             3.28%
   Return After Taxes on Distributions
      and Sale of Fund Shares......................       20.03%           2.71%             3.30%
Standard & Poor's ("S&P") 500 Index (reflects
   no deduction for fees, expenses or taxes).......       26.47%           0.42%            (0.95)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").

                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.


THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer and Chief Investment Officer-Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since its inception on January 22, 1986.


Mr. Kevin Dreyer has served as an Associate Portfolio Manager of the Fund since September 1, 2009.

                        PURCHASE AND SALE OF FUND SHARES

The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.


You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.


You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

                                 TAX INFORMATION

The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES,
                    INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund's primary investment objective is to seek growth of capital, and investments will be made based on the Adviser's perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.

Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio manager will invest in companies that, in the public market, are selling at a significant discount to the portfolio manager's assessment of their PMV. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager also considers changes in economic and political outlooks as well as individual corporate developments. The portfolio manager will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio manager.


The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and, to a lesser extent, securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:

     - FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities or high-quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital growth.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information ("SAI") which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Fund's website at www.gabelli.com.

Investing in the Fund involves the following risks:

     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Because the value of securities, and thus shares of the Fund, could go down, you could lose money.

     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the portfolio manager is incorrect in his assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.


     - CONVERTIBLE SECURITIES AND CREDIT RISK. The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, the potential for capital gain on a convertible security might be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Trustees (the "Board"). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2009, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.

The Fund's semi-annual report to shareholders for the period ended June 30, 2009 contains a discussion of the basis of the Board's determination to continue the management agreement with the Adviser described above.

THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Kevin Dreyer is an Associate Portfolio Manager, managing a portion of assets of the Fund. Mr. Dreyer has been an Associate Portfolio Manager of The Gabelli Healthcare & WellnessRx Trust since July 2007 and the GAMCO Global Opportunity Fund since 2006.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the funds they manage.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the management agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the management agreement.

                                INDEX DESCRIPTION


The S&P 500 INDEX is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses or taxes. You cannot invest directly in the S&P 500 Index.


                               PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where Gabelli & Company, Inc., the Fund's distributor (the "Distributor") has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

     - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Asset Fund" to:


BY MAIL                 BY PERSONAL DELIVERY OR OVERNIGHT DELIVERY
-------                 ------------------------------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD
                        CANTON, MA 02021-2809


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                           RE: THE GABELLI ASSET FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares based on the net asset value per share ("NAV") next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRAs, "Roth" IRAs and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs generally that represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form subject to a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are purchased and redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund,
(iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

     - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.


     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
          States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.


          2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.


     - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

     - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

     - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

     - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     -    you may realize a taxable gain or loss;

     - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

     - you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Fund's Transfer Agent, or through a registered broker-dealer.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to any sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The NAV per share of the Fund's Class AAA Shares is calculated on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.

The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The Fund's NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of share of a Fund.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends out of investment company taxable income (including distributions of net short-term capital gains (I.E., gains from securities held by the Fund for one year or less)) are taxable to you as ordinary income, if you are a U.S. shareholder, except that qualified dividends may be eligible for a reduced rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gain (i.e., net long-term capital gains minus net short-term capital loss) ("Capital Gain Dividends") are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.


Selected data for a share of beneficial interest outstanding throughout each period:


                              INCOME FROM INVESTMENT OPERATIONS
                          ----------------------------------------                 DISTRIBUTIONS
                                             Net                     ----------------------------------------
              Net Asset                 Realized and       Total                      Net
Period          Value,        Net        Unrealized        from          Net        Realized
Ended         Beginning   Investment   Gain (Loss) on   Investment   Investment     Gain on         Total
December 31   of Period    Income(a)     Investments    Operations     Income     Investments   Distributions
-----------   ---------   ----------   --------------   ----------   ----------   -----------   -------------
CLASS AAA
   2009         $31.01       $0.25        $  9.22        $  9.47       $(0.27)          --         $(0.27)
   2008          49.81        0.22         (18.76)        (18.54)       (0.23)      $(0.03)         (0.26)
   2007          47.38        0.16           5.46           5.62        (0.15)       (3.04)         (3.19)
   2006          41.13        0.30           8.70           9.00        (0.31)       (2.44)         (2.75)
   2005          41.45        0.12           1.73           1.85        (0.12)       (2.05)         (2.17)


                                                                 RATIOS TO AVERAGE NET ASSETS/
                                                                       SUPPLEMENTAL DATA
                           Net Asset             Net Assets   ----------------------------------
Period                       Value,                End of         Net                  Portfolio
Ended         Redemption     End of     Total      Period     Investment   Operating    Turnover
December 31   Fees(a)(b)     Period    Return+   (in 000's)     Income      Expenses     Rate++
-----------   ----------   ---------   -------   ----------   ----------   ---------   ---------
CLASS AAA
   2009          $0.00       $40.21      30.5%   $2,107,979      0.74%       1.40%         7%
   2008           0.00        31.01     (37.2)    1,721,697      0.52        1.38         14
   2007           0.00        49.81      11.8     2,953,454      0.31        1.36          9
   2006           0.00        47.38      21.8     2,516,088      0.67        1.36          7
   2005           0.00        41.13       4.4     2,246,439      0.29        1.37          6


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.


++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2005 would have been 9%. The portfolio turnover rate for the years ended 2007 and 2006 would have been as shown.


(a) Per share amounts have been calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the 1940 Act. We are managed by Gabelli Funds LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

                             THE GABELLI ASSET FUND

                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

                             The Gabelli Asset Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

     -    Free from the Fund's website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-4494)

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            website: www.gabelli.com
                             email: info@gabelli.com

                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                               TABLE OF CONTENTS


SUMMARY ...................................................................    2
INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES,
   AND RELATED RISKS ......................................................    6
MANAGEMENT OF THE FUND ....................................................    7
INDEX DESCRIPTION .........................................................    8
CLASSES OF SHARES .........................................................    8
PURCHASE OF SHARES ........................................................   13
REDEMPTION OF SHARES ......................................................   16
EXCHANGE OF SHARES ........................................................   18
PRICING OF FUND SHARES ....................................................   19
DIVIDENDS AND DISTRIBUTIONS ...............................................   20
TAX INFORMATION ...........................................................   20
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ...................................   20
FINANCIAL HIGHLIGHTS ......................................................   22


THE
GABELLI
ASSET
FUND(THE "FUND")

CLASS   TICKER SYMBOL
-----   -------------
A           GATAX
B           GATBX
C           GATCX
I           GABIX

PROSPECTUS


APRIL 30, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

                             INVESTMENT OBJECTIVES

The Fund primarily seeks to provide growth of capital. The Fund's secondary goal is to provide current income.

FEES AND EXPENSES OF THE FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More Information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 8 of this Prospectus.



                                                              CLASS A   CLASS B   CLASS C   CLASS I
                                                               SHARES    SHARES    SHARES   SHARES
                                                              -------   -------   -------   -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price) .....................................    5.75%     None       None     None
Maximum Deferred Sales Charge (Load) (as a percentage of
   redemption or offering price, whichever is lower) ......    None      5.00%      1.00%    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ...................    None      None       None     None
Redemption Fee (as a percentage of amount redeemed for
   shares held 7 days or less) payable to the Fund ........    2.00%     2.00%      2.00%    2.00%
Exchange Fee ..............................................    None      None       None     None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each
   year as a percentage of the value of your investment):
Management Fees ...........................................    1.00%     1.00%      1.00%    1.00%
Distribution and Service (Rule 12b-1) Fees ................    0.25%     1.00%      1.00%    None
Other Expenses ............................................    0.15%     0.15%      0.15%    0.15%
                                                               ----      ----       ----     ----
Total Annual Fund Operating Expenses ......................    1.40%     2.15%      2.15%    1.15%
                                                               ====      ====       ====     ====


                                EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Class A Shares ..    $709      $993    $1,297     $2,158
Class B Shares ..    $718      $973    $1,354     $2,292
Class C Shares ..    $318      $673    $1,154     $2,483
Class I Shares ..    $117      $365    $  633     $1,398


You would pay the following expenses if you did not redeem your shares of the
Fund:


                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Class A Shares ..    $709      $993     $1,297    $2,158
Class B Shares ..    $218      $673     $1,154    $2,292
Class C Shares ..    $218      $673     $1,154    $2,483
Class I Shares ..    $117      $365     $  633    $1,398

                               PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES


The Fund will primarily invest in common stocks and preferred stocks. In making stock selections, the Fund strives to earn a 10% real rate of return. The Fund may also invest in foreign securities. The Fund focuses on companies which appear underpriced relative to their private market value ("PMV"). PMV is the value the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes informed investors would be willing to pay for a company.


Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio manager will invest in companies that, in the public market, are selling at a significant discount to the portfolio manager's assessment of their PMV. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager also considers changes in economic and political outlooks as well as individual corporate developments. The portfolio manager will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio manager. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.


The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock and preferred stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price. For additional information about selection of investments suitable for the Fund, see page 6.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     - you believe that the market will favor value over growth stocks over the long term

     - you wish to include a value strategy as a portion of your overall investments

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. Foreign securities are subject to currency, information, and political risks. The Fund is subject to the risk that the portfolio securities' PMVs may never be realized by the market, or that the portfolio securities' prices decline. The Fund is also subject to the risk that the portfolio manager's assessment of the values of the securities the Fund holds may be incorrect, which may result in a decline in the value of Fund shares.

Investing in the Fund involves the following risks:

     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the portfolio manager is incorrect in his assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

                                  PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.

                             THE GABELLI ASSET FUND
                 (TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)

2000    -2.4%
2001     0.2%
2002   -14.3%
2003    30.6%
2004    16.5%
2005     4.4%
2006    21.9%
2007    11.8%
2008   -37.2%
2009    30.5%



The bar chart above shows total returns for Class AAA Shares for the years ended 2000 through 2003 and total returns for Class A Shares for the years ended 2004 through 2009. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 19.2% (quarter ended June 30, 2009) and the lowest return for a quarter was (21.7)% (quarter ended December 31, 2008).



                   AVERAGE ANNUAL TOTAL RETURNS
             (FOR THE YEARS ENDED DECEMBER 31, 2009)                PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
             ---------------------------------------                -------------   ---------------   --------------
The Gabelli Asset Fund Class A Shares: (first issued on 12/31/03)
   Return Before Taxes ..........................................      23.03%            1.91%             3.44%
   Return After Taxes on Distributions ..........................      22.92%            1.35%             2.67%
   Return After Taxes on Distributions and Sale of Fund Shares ..      15.14%            1.66%             2.76%
Class B Shares: (first issued on 12/31/03)
   Return Before Taxes ..........................................      24.53%            1.97%             3.57%
Class C Shares: (first issued on 12/31/03)
   Return Before Taxes ..........................................      28.64%            2.37%             3.59%
Class I Shares: (first issued on 01/11/08)
   Return Before Taxes ..........................................      30.89%            3.23%             4.10%
Standard & Poor's ("S&P") 500 Index (reflects no deduction for
   fees, expenses or taxes) .....................................      26.47%            0.42%            (0.95)%


The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Fund, which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.


THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since its inception on January 22, 1986.


Mr. Kevin Dreyer has served as an Associate Portfolio Manager of the Fund since September 1, 2009.

                        PURCHASE AND SALE OF FUND SHARES

The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares are not available for new purchases, other than exchanges from Class B Shares of certain other Gabelli/GAMCO funds.


You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.


You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

                                TAX INFORMATION

The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

         PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

 INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND
                                 RELATED RISKS

The Fund's primary investment objective is to seek growth of capital, and investments will be made based on the Adviser's perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.

Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio manager will invest in companies that, in the public market, are selling at a significant discount to the portfolio manager's assessment of their PMV. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager also considers changes in economic and political outlooks as well as individual corporate developments. The portfolio manager will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio manager.


The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and, to a lesser extent, securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price.


The Fund may also use the following investment techniques:

     - FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities or high-quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital growth.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information ("SAI") which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Fund's website at www.gabelli.com.

Investing in the Fund involves the following risks:

     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Because the value of securities, and thus shares of the Fund, could go down, you could lose money.

     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the portfolio manager is incorrect in his assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.


     - CONVERTIBLE SECURITIES AND CREDIT RISK. The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, the potential for capital gain on a convertible security might be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Trustees (the "Board"). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2009, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.

The Fund's semi-annual report to shareholders for the period ended June 30, 2009 contains a discussion of the basis of the Board's determination to continue the management agreement with the Adviser described above.

THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Kevin Dreyer is an Associate Portfolio Manager, managing a portion of assets of the Fund. Mr. Dreyer has been an Associate Portfolio Manager of The Gabelli Healthcare & WellnessRx Trust since July 2007 and the GAMCO Global Opportunity Fund since 2006.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the funds they manage.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the management agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the management agreement.

                               INDEX DESCRIPTION


The S&P 500 INDEX is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses or taxes. You cannot invest directly in the S&P 500 Index.


                                CLASSES OF SHARES

Four classes of the Fund's shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of certain other Gabelli/GAMCO Funds. Class AAA Shares of the Fund are described in a separate prospectus. Class I Shares are available to foundations, endowments, institutions and employee benefit plans. The minimum investment for Class I Shares is $500,000 if the investor purchases the Shares directly through the Gabelli & Company, Inc., the Fund's distributor (the "Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements. The table that follows summarizes the differences among the classes of shares.

     - A "front-end sales load", or sales charge, is a one-time fee charged at the time of purchase of shares.

     - A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

     - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES           CLASS I SHARES
                         -----------------------   ------------------------   -----------------------   ----------------------
Front End Sales Load?    Yes. The percentage       No.                        No.                       No.
                         declines as the amount
                         invested increases.

Contingent Deferred      No, except for shares     Yes, for shares            Yes, for shares           No.
Sales Charge?            redeemed within eight-    redeemed within            redeemed within twelve
                         een months after pur-     seventy-two months         months after purchase.
                         chase as part of an       after purchase. Declines
                         investment greater than   over time.
                         $1 million if no
                         front-end sales charge
                         was paid at the time of
                         purchase.

Rule 12b-1 Fee           0.25%                     1.00%                      1.00%                     None.

Convertible to Another   No.                       Yes. Automatically con-    No.                       No.
Class?                                             verts to Class A Shares
                                                   approximately ninety-six
                                                   months after purchase.

Fund Expense Levels      Lower annual expenses     Higher annual expenses     Higher annual expenses    Lower annual expenses
                         than Class B or Class C   than Class A Shares and    than Class A Shares and   than Class A, Class B,
                         Shares. Higher annual     Class I Shares.            Class I Shares.           or Class C Shares.
                         expenses than Class I
                         Shares.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund's shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

In selecting a class of shares in which to invest, you should consider:

     -    the length of time you plan to hold the shares;

     - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;

     - whether you qualify for a reduction or waiver of the Class A sales charge;

     - that Class B Shares convert to Class A Shares approximately ninety-six months after purchase;

     - whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more); and

     -    new investments in Class B Shares are no longer available.

                   IF YOU...                                  THEN YOU SHOULD CONSIDER...
                   ---------                      --------------------------------------------------
-  qualify for a reduced or waived front end      purchasing Class A Shares instead of Class B
   sales load                                     Shares or Class C Shares

-  do not qualify for a reduced or waived front   purchasing Class C Shares instead of either Class
   end sales load and intend to hold your         A Shares or Class B Shares
   shares for only a few years

-  do not qualify for a reduced or waived front   purchasing Class A Shares instead of either
   end sales loadand intend to hold your shares   Class B Shares or Class C Shares
   indefinitely

-  are an eligible institution and wish to        purchasing Class I Shares
   purchase at least $500,000 worth of shares

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                                    SALES CHARGE      SALES CHARGE      REALLOWANCE
                                                    AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT                              OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------                              ---------------   ---------------   --------------
Under $50,000..................................       5.75%              6.10%             5.00%
$50,000 but under $100,000.....................       4.75%              4.99%             4.00%
$100,000 but under $250,000....................       3.75%              3.90%             3.00%
$250,000 but under $500,000....................       2.75%              2.83%             2.25%
$500,000 but under $1 million..................       2.00%              2.04%             1.75%
$1 million but under $2 million................       0.00%**            0.00%             1.00%
$2 million but under $5 million................       0.00%**            0.00%             0.50%
$5 million or more.............................       0.00%**            0.00%             0.25%

----------
*    Includes front end sales load.

** Subject to a 1.00% CDSC for 18 months after purchase if no front-end sales charge was paid at the time of purchase.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months of purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your exist-ing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value per share ("NAV"). For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

          -    all of your accounts at the Fund or a broker;

          -    any account of yours at another broker; and

          - accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

     INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PNC Global Investment Servicing (U.S.) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children;
     (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the 1940 Act, which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions pur-chasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

     - Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

     -    Class B Shares within approximately seventy-two months of buying them;
          or

     -    Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

                            CLASS B SHARES
YEARS SINCE PURCHASE             CDSC
--------------------        --------------

First ...................        5.00%
Second ..................        4.00%
Third ...................        3.00%
Fourth ..................        3.00%
Fifth ...................        2.00%
Sixth ...................        1.00%
Seventh and thereafter ..        0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchase of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

     - redemptions and distributions from retirement plans made after the death or disability of a shareholder;

     - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

     -    involuntary redemptions made by the Fund;

     - a distribution from a tax-deferred retirement plan after your retirement; and

     - returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE -- CLASS B SHARES:

     - Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     - After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     - If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Fund has adopted distribution plans under Rule 12b-1 (the "Plans") for Class A, Class B, and Class C Shares of the Fund (each a "Plan"). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services.

The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class B Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to the Class B Shares to finance distributions of its Class B Shares and 0.25% for shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

REDEMPTION FEE. Generally, if you sell or exchange your shares of any class of the Fund within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See "Redemption of Shares" herein.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any Business Day. You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Fund's Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of certain other Gabelli/GAMCO funds or through reinvestments of dividends or distributions by existing shareholders.

     - BY MAIL OR IN PERSON. Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.


BY MAIL                 BY PERSONAL DELIVERY OR OVERNIGHT DELIVERY
--------                ------------------------------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD
                        CANTON, MA 02021-2809


     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                      STATE STREET BANK AND TRUST COMPANY
                     225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                           RE: THE GABELLI ASSET FUND
               ACCOUNT #__________ ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares-Class A Shares".

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, B, and C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, Class B, and Class C Shares" regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attibutable to these arrangements, the share of all Classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges" or a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C, and Class I Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund,
(iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.


In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary and you are unable to contact your broker-dealer or financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within 30 days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. When applicable, payment would be made in portfolio securities only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. In effecting an exchange:

               - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

               - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

               - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

               -    you may realize a taxable gain or loss;

               - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and

               - you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The NAV is calculated separately for each class of shares on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares of a Fund.

                                TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends out of investment company taxable income (including distributions of net short-term capital gains (i.e., gains from securities held by the Fund for one year or less)) are taxable to you as ordinary income, if you are a U.S. shareholder, except that qualified dividends may be eligible for a reduced rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gain (i.e., net long-term capital gains minus net short-term capital loss) ("Capital Gain Dividends") are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at WWW.GABELLI.COM. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

THE GABELLI ASSET FUND FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years or, if less, the life of the Fund's Class A, Class B, Class C, and Class I Shares. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

Selected data for a share of beneficial interest outstanding throughout each period:



                           INCOME FROM INVESTMENT OPERATIONS                 DISTRIBUTIONS
                        --------------------------------------  --------------------------------------
                                          Net
             Net Asset      Net      Realized and      Total                    Net
   Period      Value,   Investment    Unrealized       from         Net       Realized
   Ended     Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on        Total
December 31  of Period   (Loss)(a)    Investments   Operations    Income    Investments  Distributions
-----------  ---------  ----------  --------------  ----------  ----------  -----------  -------------
CLASS A
   2009        $30.85    $ 0.25        $  9.17       $  9.42      $(0.26)         --        $(0.26)
   2008         49.59      0.23         (18.69)       (18.46)      (0.25)     $(0.03)        (0.28)
   2007         47.21      0.16           5.44          5.60       (0.18)      (3.04)        (3.22)
   2006         41.01      0.32           8.66          8.98       (0.34)      (2.44)        (2.78)
   2005         41.39      0.10           1.74          1.84       (0.17)      (2.05)        (2.22)
CLASS B
   2009        $30.14    $ 0.02        $  8.88       $  8.90          --          --            --
   2008         48.80     (0.12)        (18.29)       (18.41)     $(0.22)     $(0.03)       $(0.25)
   2007         46.72     (0.26)          5.38          5.12          --       (3.04)        (3.04)
   2006         40.64      0.18           8.34          8.52          --       (2.44)        (2.44)
   2005         41.16     (0.17)          1.70          1.53          --       (2.05)        (2.05)
CLASS C
   2009        $30.31    $(0.01)       $  9.00       $  8.99      $(0.05)         --        $(0.05)
   2008         48.68     (0.09)        (18.25)       (18.34)         --      $(0.03)        (0.03)
   2007         46.58     (0.24)          5.38          5.14          --       (3.04)        (3.04)
   2006         40.54     (0.03)          8.54          8.51       (0.03)      (2.44)        (2.47)
   2005         41.14     (0.20)          1.71          1.51       (0.06)      (2.05)        (2.11)
CLASS I
   2009        $30.97    $ 0.33        $  9.24       $  9.57      $(0.36)         --        $(0.36)
   2008 (c)     47.26      0.33         (16.25)       (15.92)      (0.34)     $(0.03)        (0.37)

                                                           RATIOS TO AVERAGE NET ASSETS/
                                                                 SUPPLEMENTAL DATA
                                                         --------------------------------

                         Net Asset           Net Assets      Net
   Period                  Value,              End of    Investment             Portfolio
   Ended     Redemption    End of    Total     Period      Income    Operating   Turnover
December 31  Fees(a)(b)    Period   Return+  (in 000's)    (Loss)     Expenses    Rate++
-----------  ----------  ---------  -------  ----------  ----------  ---------  ---------
CLASS A
   2009        $(0.00)     $40.01     30.5%     $13,216      0.75%    1.40%         7%
   2008          0.00       30.85    (37.2)      11,522      0.55     1.38         14
   2007          0.00       49.59     11.8       12,497      0.30     1.36          9
   2006          0.00       47.21     21.9        4,806      0.71     1.35          7
   2005          0.00       41.01     4.4         1,991      0.23     1.38          6
CLASS B
   2009        $(0.00)     $39.04     29.5%     $     2      0.08%    2.15%         7%
   2008          0.00       30.14    (37.7)           4     (0.32)    2.13         14
   2007          0.00       48.80     10.9            2     (0.52)    2.11          9
   2006          0.00       46.72     20.9            1      0.41     2.11          7
   2005          0.00       40.64      3.7            1     (0.41)    2.02          6
CLASS C
   2009        $ 0.00      $39.25    29.6%       $8,916     (0.03)%   2.15%         7%
   2008          0.00       30.31    (37.7)       6,419     (0.21)    2.13         14
   2007          0.00       48.68     11.0        8,090     (0.47)    2.11          9
   2006          0.00       46.58     20.9        3,348      (0.07)   2.11          7
   2005          0.00       40.54     3.6         2,261     (0.49)    2.13          6
CLASS I
   2009        $(0.00)     $40.18     30.9%      $6,080      0.99%    1.15%        7%
   2008 (c)      0.00       30.97    (33.6)       3,753      0.84(d)  1.13(d)      14


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2005 would have been 9%. The portfolio turnover rate for the years ended 2007 and 2006 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

(c) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(d)  Annualized.

                    GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the 1940 Act. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                      THIS IS NOT PART OF THE PROSPECTUS.

                             THE GABELLI ASSET FUND

                          CLASS A, B, C, AND I SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

                             The Gabelli Asset Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

     -    Free from the Fund's website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-4494)

                             THE GABELLI ASSET FUND

                       Statement of Additional Information
                                 April 30, 2010

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Asset Fund, a Massachusetts business Trust (the "Fund"). This SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares, each dated April 30, 2010. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses. For a free copy of a Prospectus, please contact the Fund at the address, telephone number, or Internet website printed below. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

CLASS   TICKER SYMBOL
-----   -------------
 AAA        GABAX
  A         GATAX
  B         GATBX
  C         GATCX
  I         GABIX

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION.......................................................    2
INVESTMENT STRATEGIES AND RISKS...........................................    2
INVESTMENT RESTRICTIONS...................................................    9
PORTFOLIO HOLDINGS INFORMATION............................................   10
TRUSTEES AND OFFICERS.....................................................   12
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................   20
INVESTMENT ADVISORY AND OTHER SERVICES....................................   21
DISTRIBUTION PLANS........................................................   29
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................   30
REDEMPTION OF SHARES......................................................   33
DETERMINATION OF NET ASSET VALUE..........................................   34
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................   35
INVESTMENT PERFORMANCE INFORMATION........................................   39
DESCRIPTION OF THE FUND'S SHARES..........................................   40
FINANCIAL STATEMENTS......................................................   41
APPENDIX A................................................................  A-1

                               GENERAL INFORMATION

The Fund is a diversified open-end management investment company organized under the laws of the Commonwealth of Massachusetts on November 25, 1985. The Fund commenced investment operations on March 3, 1986. The Fund's principal office is located at One Corporate Center, Rye, New York, 10580-1422. The Fund is advised by Gabelli Funds, LLC (the "Adviser").

                         INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of "B".

Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

The Fund may invest up to 5% of its assets in low rated and unrated corporate debt securities (often referred to as "junk bonds"). Corporate debt securities which are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody's Investors Service, Inc. ("Moody's") and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Debt Ratings."

As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subjective to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market.

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowing from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge, or hypothecate up to 20% (not including the amounts borrowed) of its assets to secure such borrowings.

Borrowing may exaggerate the effect on net asset value ("NAV") of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of securities purchased.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES, AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, less well-known companies which have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

The Fund will not invest, in the aggregate, more than 10% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission ("SEC"), may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees (the "Board"). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity.

CORPORATE REORGANIZATIONS

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of a tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirement that, except for the investment of up to 25% of its total assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any one issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

OTHER INVESTMENT COMPANIES

The Fund does not intend to purchase the shares of other open-end investment companies but reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies, including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation may be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, not more than 5% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

WRITING COVERED CALL OPTIONS

The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the asset involved in the option.

A call option gives the holder (buyer) the "right to purchase" a security, currency, or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own at least the same quantity of the security, currency, or other assets subject to the option or an option to purchase the same underlying security, currency, or other asset, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. Writing covered call options may be used by the Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset. The Fund does not consider an asset covering a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. The Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If the Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If the Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by the Fund. However, gains and losses on investments in options depend in part on the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

PURCHASING PUT OPTIONS

The Fund may purchase put options in securities, currencies, or other assets owned by the Fund or on options to purchase the same underlying security, currency, or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, the Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying asset owned by the Fund (a "protective put") but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations.

The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

SWAPS

The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

                             INVESTMENT RESTRICTIONS

The Fund's investment objectives and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

     1) Purchase the securities of any one issuer, other than the U.S. government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

     2) Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or its instrumentalities);

     3) Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     4)   Make loans of its assets except for the purchase of debt securities;

     5) Borrow money, except subject to the restrictions set forth in this SAI;

     6) Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (5) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

     7) Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

     8)   Act as an underwriter of securities of other issuers;

     9) Invest, in the aggregate, more than 10% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or repurchase agreements maturing or terminable in more than seven days;

     10) Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas, or other mineral exploration or development programs;

     11)  Sell securities short or invest in options, except that the Fund may
          (i) buy put options on assets it holds or has the right to obtain,
          (ii) sell call options on securities it holds or has the right to obtain, and (iii) buy and sell offsetting options to terminate the Fund's obligations;

     12)  Purchase or acquire commodities or commodity contracts;

     13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

     14) Participate on a joint, or a joint and several, basis in any securities trading account; or

     15) Invest for the purpose of exercising control over management of any company (the Fund does not view efforts to affect management or business decisions of portfolio companies as investing for the purpose of exercising control).

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Trustees"). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data).

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, when such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund's proxy voting service is Broadridge Financial Solutions, Inc. Bowne & Co., Inc. provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include this information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser's affiliates, will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Fund's Board is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is as follows:


                                         NUMBER OF FUNDS
                         TERM OF OFFICE  IN FUND COMPLEX
NAME, POSITION(S),       AND LENGTH  OF     OVERSEEN BY           PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
ADDRESS(1) AND AGE       TIME SERVED(2)       TRUSTEE               DURING PAST FIVE YEARS           DURING THE PAST FIVE YEARS(3)
-----------------------  --------------  ---------------  ----------------------------------------  --------------------------------
INTERESTED TRUSTEES(4):

MARIO J. GABELLI           Since 1986         26          Chairman and Chief Executive Officer of   Director of Morgan Group
Chairman of the Board                                     GAMCO Investors, Inc. and Chief           Holdings, Inc. (holding
Age: 67                                                   Investment Officer - Value Portfolios of  company); Chairman of the Board
                                                          Gabelli Funds, LLC and GAMCO Asset        of LICT Corp. (multimedia and
                                                          Management Inc.; Director/Trustee or      communication services company);
                                                          Chief Investment Officer of other         Director of CIBL, Inc.
                                                          registered investment companies in the    (broadcasting and wireless
                                                          Gabelli/GAMCO Fund Complex; Chairman and  communications)
                                                          Chief Executive Officer of GGCP, Inc.

JOHN D. GABELLI            Since 1999         10          Senior Vice President of Gabelli &                    --
Trustee                                                   Company, Inc.
Age: 66

INDEPENDENT TRUSTEES:

ANTHONY J. COLAVITA        Since 1989         34          President of the law firm of Anthony J.               --
Trustee                                                   Colavita, P.C.
Age: 74

JAMES P. CONN              Since 1992         18          Former Managing Director and Chief        Director of First Republic Bank
Trustee                                                   Investment Officer of Financial           (banking) through January 2008
Age: 72                                                   Security Assurance Holdings, Ltd          and LaQuinta Corp. (hotels)
                                                          (insurance holding company).              through January 2006
                                                          (1992-1998)

KUNI NAKAMURA              Since 2009         9           President of Advanced Polymer, Inc.                   --
Trustee                                                   (chemical wholesale company)
Age: 41

ANTHONY R. PUSTORINO       Since 1986         13          Certified Public Accountant; Professor    Director of The LGL Group, Inc.
Trustee                                                   Emeritus, Pace University                 (diversified manufacturing)
Age: 84

WERNER J. ROEDER           Since 2001         22          Medical Director of Lawrence Hospital                 --
Trustee                                                   and practicing private physician
Age: 69

ANTHONIE C. VAN EKRIS       1986-1989         20          Chairman and Chief Executive Officer of   Director of Aurado Energy Inc.
Trustee                  1992 - present                   BALMAC International, Inc. (commodities   (oil and gas operations) through
Age: 75                                                   and futures trading)                      2005

SALVATORE J. ZIZZA         1986 - 1996        28          Chairman and Chief Executive Officer of   Director of Harbor BioSciences,
TRUSTEE                   2000- present                   Zizza & Company Ltd. (consulting) and     Inc. (biotechnology) and
Age: 64                                                   Chief Executive Officer of General        Trans-Lux Corporation (business
                                                          Employment Enterprises, Inc.              services); Chairman of each of
                                                                                                    BAM (manufacturing);
                                                                                                    Metropolitan Paper Recycling
                                                                                                    (recycling); Bergen Cove Realty
                                                                                                    Inc. (real estate); Bion
                                                                                                    Environmental Technologies
                                                                                                    (technology)(2005-2008);
                                                                                                    Director of Earl Scheib Inc.
                                                                                                    (automotive painting) through
                                                                                                    April 2009

  NAME, POSITION(S)        TERM OF OFFICE AND
      ADDRESS(1)             LENGTH OF TIME
       AND AGE                 SERVED(2)                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------   ------------------   ------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT                                 Executive Vice President (sinse 1999) and Chief Operating Officer (since 1988) of
President and Secretary       Since 1994        Gabelli Funds, LLC; Chairman of Teton Advisors, Inc., since July 2008 and Director
Age: 58                                         and President from 1998 through June 2008; Senior Vice President of GAMCO Investors,
                                                Inc. since 2008; Officer of all registered investment companies in the Gabelli/GAMCO
                                                Fund Complex since 1988


JOSEPH H. EGAN                                  Assistant Treasurer of all of the registered investment companies in the
Acting Treasurer            Since April 2010    Gabelli/GAMCO Fund Complex
Assistant Treasurer           Since 2004
Age: 66

AGNES MULLADY(5)                                Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli
Treasurer                     Since 2006        Funds, LLC since 2007; Officer of all of the registered investment companies in the
Age: 51                                         Gabelli/GAMCO Fund Complex; Senior Vice President of U.S. Trust Company, N.A. and
                                                Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005


PETER D. GOLDSTEIN                              Director of Regulatory  Affairs at GAMCO Investors,  Inc. since 2004;  Chief
Chief Compliance Officer      Since 2004        Compliance  Officer of all of the registered investment companies in the
Age:  57                                        Gabelli/GAMCO Fund Complex

(1)  Address: One Corporate Center, Rye, NY 10580-1422.

(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mario J. Gabelli and John D. Gabelli are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

(5)  Agnes Mullady is on a leave of absence for a limited period of time.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his duties effectively has been attained in large part through the Trustee's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

MARIO J. GABELLI. Mr. Gabelli is Chairman of the Board. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and

GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.

JOHN D. GABELLI. Mr. Gabelli is a Senior Vice President of Gabelli & Company, Inc., an institutional research and brokerage firm, and President of John Gabelli Inc., a general partner of two investment partnerships and has over 25 years of experience in the asset management industry. He also sits on the board of various charitable foundations, including the Mount Vernon Police Foundation. Mr. Gabelli serves on the boards of other funds in the Fund Complex.

ANTHONY J. COLAVITA. Mr. Colavita is a practicing attorney with over 49 years of experience, including the area of business law. He is a Chairman of the Fund's Nominating Committee and a member of the Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as special counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

JAMES P. CONN. Mr. Conn, a member of the Fund's Nominating Voting Committee and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer, and has been a director of several public companies in banking and other industries, for some of which he was lead Director and/or Chair of various committees. Mr. Conn received his Bachelor of Science in Business Administration from Santa Clara University.

KUNI NAKAMURA. Mr. Nakamura is the President and sole shareholder of a chemical wholesale company. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of the LGL Group. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund and Andrus Dyckman Children's Home. He is also involved in various capacities with The University of Pennsylvania, the Japan Society and Mercy College as an advisor to the PACT Program. Mr. Nakamura is a graduate of the University of Pennsylvania - The Wharton School with a Bachelor's degree in Economics and Multinational Management.

ANTHONY R. PUSTORINO. Mr. Pustorino is a Certified Public Accountant and a Professor Emeritus of Pace University and has over 40 years of experience in public accounting. Mr. Pustorino is Chair of the Fund's Audit Committee and Proxy Voting Committee and has been designated as the Fund's Audit Committee Financial Expert. Mr. Pustorino also serves on comparable committees of other boards in the Funds Complex. Mr. Pustorino is also Chair of the Audit Committee and

Director of LGL Group, Inc., a diversified manufacturing company. He was previously the President and Shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He was both the Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Boards of Accountancy. He was a Member of the Executive Committee and Vice President of the New York State Society of CPAs, and was the Chair or Member of many of its technical committees. He was a Member of Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

WERNER J. ROEDER. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over 45 years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital's $140 million budget. He is a member of the Fund's Nominating and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College.

ANTHONIE C. VAN EKRIS. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for 19 years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is the Chairman of one such fund's Nominating Committee and also is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over 55 years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading businesses and had also served in both these capacities for nearly 20 years for a large public jewelry chain. Mr. van Ekris was formerly a Director of an oil and gas operations company and served on the boards of a number of public companies, and served for more than 10 years on the Advisory Board of the Salvation Army of Greater New York.

SALVATORE J. ZIZZA. Mr. Zizza is the Chairman of a consulting firm. Mr. Zizza is a member of the Fund's Audit, Nominating and Proxy Voting Committees and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.

TRUSTEES -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Zizza as the lead independent Trustee. The lead independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. From time to time, the Board establishes additional committees or informal working groups, to deal with specific matters or assigns one of its members to participate with Directors or trustees of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Funds' Trustees may from time to time also serve on this separate committee).

All of the Fund's Trustees other than Messrs. Gabelli are independent Trustees, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.


STANDING BOARD COMMITTEES


The Board has established two standing committees in connection with its governance of the Fund the Audit and Nominating Committees.

The Fund's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Zizza, who are Independent Trustees of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 25, 2010. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof, and to act as a liaison between the Board and the Fund's independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit Committee met twice.


The Fund's Nominating Committee consists of four members: Messrs. Colavita (Chairman), Conn, Zizza, and Dr. Roeder, who are not Independent Trustees of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2009. The Fund does not have a standing compensation committee.


TRUSTEE OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Gabelli/GAMCO Fund Complex (the "Fund Complex") beneficially owned by each Trustee as of December 31, 2009.


                          DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE
                             SECURITIES HELD       OF EQUITY SECURITIES
   NAME OF TRUSTEE             IN THE FUND*        HELD IN FUND COMPLEX*
-----------------------   ----------------------   ----------------------
INTERESTED TRUSTEES:

Mario J. Gabelli                    E                       E
John D. Gabelli                     C                       E

INDEPENDENT TRUSTEES:

Anthony J. Colavita**               C                       C
James P. Conn                       E                       E
Kuni Nakamura                       A                       C
Anthony R. Pustorino**              D                       E
Werner J. Roeder, MD                A                       E
Anthonie C. van Ekris**             E                       E
Salvatore J. Zizza                  E                       E

----------

*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2009.

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Mr. Colavita and Mr. Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc., each having a value of $4,389 and $9,883, respectively, as of December 31, 2009. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) The LGL Group, Inc. having a value of $5,264 as of December 31, 2009, (ii) LICT Corp. having a value of $72,000 as of December 31, 2009 and (iii) CIBL, Inc. having a value of $7,464 as of December 31, 2009. The LGL Group, Inc., LICT Corp., and CIBL, Inc. may be deemed to be controlled by Mario J. Gabelli and/or affiliates, and in that event would be deemed to be under common control with the Fund's Adviser.

TRUSTEE AND OFFICER COMPENSATION

No director, officer, or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor"), the Adviser or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Independent Trustees who is not a director, officer, or employee of the Adviser or any of its affiliates $9,000 per annum plus $1,000 per meeting attended in person and $500 per meeting attended by telephone and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting attended and the Chairman of each committee receives $1,000 per annum. The lead Trustee receives an additional $1,000 per annum. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Trustees and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.


The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2009.


                               COMPENSATION TABLE
              Aggregate Compensation from Registrant (Fiscal Year)


                                                         TOTAL COMPENSATION
                              AGGREGATE COMPENSATION   FROM THE FUND AND FUND
NAME OF PERSON AND POSITION        FROM THE FUND             COMPLEX*
---------------------------   ----------------------   ----------------------
Mario J. Gabelli                     $     0               $      0(26)
Trustee
Anthony J. Colavita                  $14,225               $263,438(34)
Trustee
James P. Conn                        $13,000               $132,000(18)
Trustee
John D. Gabelli                      $     0               $      0(10)
Trustee
Kuni Nakamura                        $ 2,125               $ 12,250(8)
Trustee
Anthony R. Pustorino                 $16,146               $156,875(13)
Trustee
Werner J. Roeder, MD                 $13,000               $115,500(22)
Trustee
Anthonie C. van Ekris                $13,000               $121,500(20)
Trustee
Salvatore J. Zizza                   $15,292               $199,500(28)
Trustee

----------
* Represents the total compensation paid to such persons for the fiscal year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same Fund Complex as the Fund because they have common or affiliated investment advisers.

CODE OF ETHICS

The Fund, its Adviser and the Distributor have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the

Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser or the principal underwriter on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Trustees of the Fund to vote the proxies, which would potentially include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2009. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 14, 2010, the following persons were known to own of record or beneficially 5% or more of the outstanding Shares of a class of the Fund:

NAME AND ADDRESS                      % OF CLASS   NATURE OF OWNERSHIP
----------------                      ----------   -------------------
CLASS AAA
Charles Schwab & Co. Inc.               19.12%            Record
Special Custody Acct. FBO
Exclusive Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94104-4151

National Financial Service Corp.        13.49%            Record
For the Exclusive Benefit of

Our Customers
New York, NY 10281-5503

CLASS A
Citigroup Global Markets Inc.            6.67%          Beneficial
Owings Mills, MD 21117-3256

Prudential Investment MGMT Service       6.80%            Record
FBO Mutual Fund Clients
Newark, NJ 07102-4000

CLASS B
GAMCO Investors, Inc.                    100%*            Record
One Corporate Center
Rye, NY 10580-1436

CLASS C
Citigroup Global Markets Inc.            5.32%          Beneficial
Owings Mills, MD 21117-3256

Merrill Lynch                           11.87%            Record
FBO Customers
Jacksonville, FL 32246-6484

CLASS I
National Financial Services             71.55%*           Record
FBO Customers
New York, NY 10281-5598

Citigroup Global Markets Inc.           12.14%          Beneficial
Owings Mills, MD 21117-3256

Frontier Trust Company FBO               8.91%            Record
Gabelli Funds 401(K) Profit Sharing
Richmond, VA

----------
* Beneficial ownership is disclaimed. Beneficial ownership of shares representing 25% or more of the outstanding shares of a class of the Fund may be deemed to represent control of the class, as that term is defined in the 1940 Act.

As of April 14, 2010, as a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest in

GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of December 31, 2009, the Adviser acted as a registered investment adviser to 26 management investment companies with aggregate net assets of $14.8 billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $26.3 billion as of December 31, 2009. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $11.2 billion under management as of December 31, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $305 million as of December 31, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $26 million under management as of December 31, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to the GAMCO Westwood Funds and separate accounts having aggregate assets of approximately $561 million under management as of December 31, 2009. Each of the foregoing companies other than Teton Advisors, Inc., is a subsidiary of GBL, Teton Advisors, Inc., was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of December 31, 2009.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Amended and Restated Investment Advisory Contract (the "Contract"), which was approved by the Fund's shareholders on May 11, 1992. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including PNC Global Investment Servicing (U.S.) Inc., the Fund's Sub-Administrator (the "Sub-Administrator" or "PNC"), State Street Bank and Trust Company ("State Street"), the Funds' Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund's registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of NAV of each class of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.


The cost of calculating the Fund's NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2009, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's NAV.


The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli".

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets, payable out of the Fund's net assets and allocable to each class on the basis of the assets attributable to such class.

ADVISORY FEES PAID TO ADVISER BY THE FUND
     (Fiscal years ended December 31)
-----------------------------------------
         2009              $18,274,367
         2008              $24,957,890
         2007              $28,588,149


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended December 31, 2009.


                                                                               # OF ACCOUNTS
    NAME OF                                      TOTAL                         MANAGED WITH       TOTAL ASSETS WITH
   PORTFOLIO        TYPE OF                  # OF ACCOUNTS                  ADVISORY FEE BASED   ADVISORY FEE BASED
    MANAGER        ACCOUNTS                     MANAGED      TOTAL ASSETS     ON PERFORMANCE       ON PERFORMANCE
----------------   -----------------------   -------------   ------------   ------------------   ------------------
Mario J. Gabelli   Registered Investment
                   Companies:                        22         $ 10.8B             6                  $  3.9B
                   Other Pooled Investment
                   Vehicles:                         14         $344.4M            12                  $336.8M
                   Other Accounts:                1,632         $ 11.2B             9                  $  1.6B
Kevin Dreyer       Registered Investment
                   Companies:                         2         $ 79.8M             0                  $    0
                   Other Pooled Investment
                   Vehicles:                          0         $    0              0                  $    0
                   Other Accounts:                    1         $  1.0K             0                  $    0


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the portfolio managers manage multiple accounts. As a result, these portfolio managers will not be able to devote all of their time to management of the Fund. These portfolio managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the portfolio managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he/she supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. Because of Mr. Gabelli's position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he/she manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if a portfolio manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The portfolio manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

The compensation of Mr. Dreyer for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Dreyer receives a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options, or restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund or other accounts to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the portfolio manager's compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by Mr. Dreyer, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options. Because of Mr. Gabelli's position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio managers:


                   DOLLAR RANGE OF EQUITY
                       SECURITIES HELD
      NAME              IN THE FUND*
----------------   ----------------------
Mario J. Gabelli              G
  Kevin Dreyer                A

----------
*    Key to Dollar Ranges - Information as of December 31, 2009,

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. $100,001 - $500,000

F. $500,001 - $1,000,000

G. over $1,000,000


SUB-ADMINISTRATOR

The Adviser has entered into an agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc., which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio;
(f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of GBL having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Gabelli/GAMCO Funds Complex.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges ("CDSC") for Class A, Class B, and Class C Shares received and retained by the
Distributor:

            Sales Commissions for the Years Ended December 31, 2009


                                         2007                           2008                         2009
                            ----------------------------   ----------------------------   -------------------------
                                             Retained by                    Retained by                 Retained by
      Share Class             Commissions    Distributor     Commissions    Distributor   Commissions   Distributor
-------------------------   --------------   -----------   --------------   -----------   -----------   -----------
Class A Sales Commissions      $225,130        $33,562        $190,397        $30,057       $65,360       $10,948
   Class A CDSCs            Not Applicable     $     7     Not Applicable     $ 1,474       $    --       $    --
   Class B CDSCs            Not Applicable     $    --     Not Applicable     $    --       $    --       $    --
   Class C CDSCs            Not Applicable     $   559     Not Applicable     $ 7,488       $  2,338      $ 2,338

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during 2009:

                             NET UNDERWRITING        COMPENSATION ON REDEMPTIONS
                         DISCOUNTS AND COMMISSIONS         AND REPURCHASES         BROKERAGE COMMISSIONS   OTHER COMPENSATION
                         -------------------------   ---------------------------   ---------------------   ------------------
The Gabelli Asset Fund            $10,899                      $2,338                    $396,458               $  0


                               DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a "Plan" and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, Class B, and Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses, actually incurred by the Distributor. The Plans compensate the Distributor, regardless of expense and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund's expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Trustees shall be limited to the Independent Trustees.


For the fiscal year ended December 31, 2009, the Fund incurred distribution costs for Class AAA, Class A, Class B, and Class C Shares of $4,611,861 payable to the Distributor. The Plans compensate the Distributor regardless of its expense.

For the fiscal year ended December 31, 2009, the Distributor identified expenditures for the Fund of approximately $62,800 for advertising and promotion, $45,700 for printing, postage, and stationery, $20,600 for overhead support expenses, $515,400 for salaries of personnel of the Distributor and $2,114,800 for third party servicing fees.


Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority ("FINRA"). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund's shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Fund's Board, including a vote of a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than the savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.

Class AAA were first offered to the pubic on March 3, 1986. Class A, Class B, and Class C Shares were first offered to the public on December 31, 2003. Class I Shares were first offered to the public on January 11, 2008.


Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the applicable Prospectus for Class AAA, Class A, Class B, Class C and Class I Shares under the "Summary" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Distributor or are employed by the Distributor or its affiliates may have a financial interest in the operation of the Plan and related agreements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Fund effects security transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of $105,499 on portfolio transactions in the principal amount of $27,357,408 during the fiscal year ended December 31, 2009 to broker-dealers who provide research services to the Adviser.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund's procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews. Persons who beneficially own stock in affiliates or the Distributor or who are employed by the Distributor or its affiliates may have a financial interest in commissions paid to the Distributor.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the fiscal years ended December 31 as indicated:

                                                                           Fiscal
                                                                         Year Ended   Commissions
                                                                        December 31      Paid
                                                                        -----------   -----------
Total Brokerage Commissions*                                                2007        $770,948
                                                                            2008        $663,135
                                                                            2009        $585,384
Commission paid to the Distributor                                          2007        $579,092
                                                                            2008        $513,903
                                                                            2009        $396,458
% of Total Brokerage Commissions paid to the Distributor                    2009           67.73%
% of Total Transactions involving Commissions paid to the Distributor       2009           69.75%

*The Fund's total commissions fell over the past three years primarily due to decreases in the Fund's net assets and portfolio turnover.

During the fiscal year ended December 31, 2009, the Fund acquired securities of the following regular broker-dealers or their parents which had the following values as of December 31, 2009:

 Name of Regular Broker-Dealer or               Aggregate
       Its Parent (Issuer)           Shares   Market Value
---------------------------------   -------   ------------
JPMorgan Chase & Co.                120,051    $5,002,525
State Street Corp.                   85,000    $3,700,900
The Bank of New York Mellon Corp.   230,000    $6,433,100
The Goldman Sachs Group, Inc.         7,000    $1,181,880


                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Fund and taken at their value used in determining the Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund's Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Class B and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board. Further information on fair valuation is provided in the Fund's Prospectuses under "Pricing of Fund Shares".

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.


NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are:
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions.

GENERAL

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares by U.S. persons. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or
(III) any one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Fund will be subject to regular corporate-level income taxes. The Fund intends to distribute substantially all of its income and gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year-end to use the Fund's fiscal year), and (3) all ordinary income and net capital gains for previous years that were not distributed during such years and upon which no income tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS

Distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly designated distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate of 15%, provided that certain holding period requirements are met. This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2011 and thereafter revert to ordinary income rates, unless extended by legislation. Properly-designated dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Distributions of gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income. The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 15% for such gain recognized before January 1, 2011 unless extended by legislation.

To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amounts so designated on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form and a claim for refund that allows them to recover the tax paid on their behalf. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder's basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder's basis will be treated as gain from the sale or exchange of the shares (capital gains, if the shareholders holds his shares as capital assets).

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the purchaser.

FOREIGN TAXES

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund's shareholders.

DISPOSITIONS

Upon a redemption, sale, or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and for non-corporate shareholders the rate of tax will depend upon the shareholder's holding period for the shares and the shareholder's level of taxable income. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss recognized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

BACKUP WITHHOLDING

The Fund generally will be required to withhold U.S. federal income tax ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the "IRS") notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

CERTAIN REPORTABLE TRANSACTIONS


If a shareholder recognizes, in any taxable year, a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXATION


Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Furthermore, recently enacted legislation will require, after December 31, 2012, withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale or other disposition of, Fund shares held by "foreign financial institutions" (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Similarly, after December 31, 2012, dividends in respect of, and gross proceeds from the sale or other disposition of, Fund shares held by an investor that is a non-financial foreign entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which the Fund will in turn provide to the Secretary of the Treasury. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this new legislation on their investment in the Fund.


For taxable years beginning before January 1, 2010 (and, if extended pursuant to pending legislation, for taxable years beginning before January 1, 2011), properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). Investors should consult their own tax advisers regarding U.S. federal, state, local, and foreign tax considerations.

FUND INVESTMENTS

OPTIONS, FUTURES, AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to the Distributor.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share). The Fund's shares have no preemptive or conversion rights.

VOTING RIGHTS

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Massachusetts business trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies. In addition, the Fund's Trustees will call a meeting of shareholders upon the written request of the shareholders of 33 1/3% of the Fund's outstanding shares (10% in the case of removal of a Trustee). Furthermore, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense, the applicants' communication to all other shareholders. The Declaration of Trust, as amended and supplemented, provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. Shareholders have no preemptive or conversion rights. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund intends to continue indefinitely.

LIABILITIES

The Fund's Declaration of Trust, as amended and supplemented, provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of

Trust, as amended and supplemented, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund, and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment recovered thereon.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2009, including the Report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. PricewaterhouseCoopers LLP, provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to very high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA:        An obligation rated 'AAA' has the highest rating assigned by S&P.
            The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:        An obligation rated 'BBB' exhibits adequate protection parameters.
            However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B,      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as
CCC,        having significant speculative characteristics. 'BB' indicates the
CC, C       least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative

Minus (-)   standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                            PART C: OTHER INFORMATION

Item 28. EXHIBITS

         (a)(1) Declaration of Trust, dated November 13, 1985 -- incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000191) ("Post-Effective Amendment No. 18").

         (a)(2) Supplemental Declaration of Trust, dated April 18, 2000 -- incorporated by reference to Post-Effective Amendment No. 18.

         (a)(3) Articles of Amendment, dated April 18, 2000 -- incorporated by reference to Post-Effective Amendment No. 18.

         (a)(4) Supplemental Declaration of Trust to the Declaration of Trust dated April 29, 2005 -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001060) ("Post-Effective Amendment No. 24").

         (b)(1) Registrant's By-laws -- incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 1997 (Accession No. 0000927405-97-000146) ("Post-Effective Amendment No. 14").


         (b)(2) Amended and Restated By-laws, dated August 19, 2009 -- incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017784).


         (c)    Not Applicable.

         (d)(1) Amended and Restated Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated May 12, 1992 -- incorporated by reference to Post-Effective Amendment No. 14.

         (d)(2) Amendment No. 1, dated February 17, 1999, to the Amended and Restated Investment Advisory Agreement -- incorporated by reference to Post-Effective Amendment No. 18.

         (e) Amended and Restated Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated April 28, 2000 -- incorporated by reference to Post-Effective Amendment No. 18.

         (f)    Not Applicable.

         (g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001 -- incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000383) ("Post-Effective Amendment No. 20").

         (h) Transfer Agency and Service Agreement between the Registrant and State Street --incorporated by reference to Post-Effective Amendment No. 14.

         (i) Opinion and Consent of Counsel -- incorporated by reference to Post-Effective Amendment No. 18.


         (j)(1) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm -- filed herewith.

         (j)(2) Powers of Attorney for Mario J. Gabelli, Anthony J. Colavita, James P. Conn, Karl Otto Pohl, Anthony R. Pustorino, Anthonie C. van Ekris, and Salvatore J. Zizza, dated February 26, 1997 -- incorporated by reference to Post-Effective Amendment No. 14.

         (j)(3) Power of Attorney for John D. Gabelli, dated April 28, 1999 -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 1999 (Accession No. 0000927405-99-000164).

         (j)(4) Power of Attorney for Werner J. Roeder, dated May 14, 2003 -- incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, as filed with the SEC via EDGAR on April 29, 2004 (Accession No. 0000935069-04-000668).

         (k)    Not Applicable.

         (l)(1) Agreement with initial shareholder -- incorporated by reference to Post-Effective Amendment No. 14.

         (l)(2) Purchase Agreement with respect to Class A Series Shares of the Fund, dated April 28, 2000 -- incorporated by reference to Post-Effective Amendment No. 18.

         (l)(3) Purchase Agreement with respect to Class B Series Shares of the Fund, dated April 28, 2000 -- incorporated by reference to Post-Effective Amendment No. 18.

         (l)(4) Purchase Agreement with respect to Class C Series Shares of the Fund, dated April 28, 2000 -- incorporated by reference to Post-Effective Amendment No. 18.

         (m)(1) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Series Shares, dated February 17, 1999 -- incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement, as filed with the SEC via EDGAR on March 1, 1999 (Accession No. 0000927405-99-000066)
                ("Post-Effective Amendment No. 16").

         (m)(2) Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares, dated February 17, 1999 -- incorporated by reference to Post-Effective Amendment No. 16.

         (m)(3) Plan of Distribution pursuant to Rule 12b-1 relating to Class B Series Shares, dated February 17, 1999 -- incorporated by reference to Post-Effective Amendment No. 20.

         (m)(4) Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares, dated February 17, 1999 -- incorporated by reference to Post-Effective Amendment No. 20.

         (n) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004 -- incorporated by reference to Post-Effective Amendment No. 24.

         (o)    Not Applicable.

         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC - incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 2009 (Accession No. 0000935069-09-001124).

Item 29.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                None.

Item 30.        INDEMNIFICATION

                Section 5 of the Amended and Restated Investment Advisory Agreement is hereby incorporated by reference to Exhibit (d).

                Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

                The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Amended and Restated Investment Advisory Agreement, the Administration Agreement and the Amended and Restated Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31.        BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 Act (SEC File No. 801-37706).

Item 32.        PRINCIPAL UNDERWRITERS

                (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for Gabelli 787 Fund, Inc., Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, Gabelli SRI Green Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

                (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

                (c) Not Applicable.

Item 33.        LOCATION OF ACCOUNTS AND RECORDS

                All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

                1.  Gabelli Funds, LLC
                    One Corporate Center
                    Rye, New York 10580-1422

                2.  PNC Global Investment Servicing (U.S.) Inc.
                    99 High Street
                    Boston, Massachusetts 02110

                    PNC Global Investment Servicing (U.S.) Inc.
                    760 Moore Road
                    King of Prussia, Pennsylvania 19406

                4.  State Street Bank and Trust Company
                    One Heritage Drive
                    North Quincy, Massachusetts 02171

                5.  Boston Financial Data Services, Inc.
                    Two Heritage Drive
                    North Quincy, Massachusetts 02171

Item 34.        MANAGEMENT SERVICES

                Not Applicable.

Item 35.        UNDERTAKINGS

                Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI ASSET FUND, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, and State of New York, on the 30th day of April, 2010.

                                        THE GABELLI ASSET FUND


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 30 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                            TITLE                   DATE
---------                               -----------------------------   --------------


Mario J. Gabelli*                       Chairman of the Board           April 30, 2010
-------------------------------------
Mario J. Gabelli


/S/ Bruce N. Alpert                     President                       April 30, 2010
-------------------------------------   (Principal Executive Officer)
Bruce N. Alpert

/S/ Joseph H. Egan                      Acting Treasurer                April 30, 2010
-------------------------------------   (Principal Financial Officer)
Joseph H. Egan


Anthony J. Colavita*                    Trustee                         April 30, 2010
-------------------------------------
Anthony J. Colavita


James P. Conn*                          Trustee                         April 30, 2010
-------------------------------------
James P. Conn


John D. Gabelli*                        Trustee                         April 30, 2010
-------------------------------------
John D. Gabelli


Kuni Nakamura*                          Trustee                         April 30, 2010
-------------------------------------
Kuni Nakamura


Anthony R. Pustorino*                   Trustee                         April 30, 2010
-------------------------------------
Anthony R. Pustorino


Werner J. Roeder*                       Trustee                          April 30, 2010
-------------------------------------
Werner J. Roeder


Anthonie C. van Ekris*                  Trustee                         April 30, 2010
-------------------------------------
Anthonie C. van Ekris


Salvatore J. Zizza*                     Trustee                         April 30, 2010
-------------------------------------
Salvatore J. Zizza


*By: /s/ Bruce N. Alpert
     --------------------------------
     Bruce N. Alpert
     Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION
-----------   -------------------------------------------------------------
28(j)(1)      Consent of PricewaterhouseCoopers LLP, Independent Registered
              Public Accounting Firm